UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 Hamilton Avenue

San Jose, California 95125
(Address of principal executive offices)

(408) 376-7008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock	EBAY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 1.01.

Item 7.01. Regulation FD Disclosure.

A copy of the Press Release (defined below) is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information that is furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On June 24, 2021, eBay issued a press release (“Press Release”) announcing the entry into an agreement by and among eBay Inc., a Delaware corporation (“eBay”), eBay KTA (UK) Ltd., a private company limited by shares incorporated under the laws of the United Kingdom and a wholly owned subsidiary of eBay (“Seller”), Emerald SPV Co., Ltd., a joint stock company (chusik hoesa) incorporated under the laws of Korea and wholly owned Subsidiary of Purchaser Guarantor (“Purchaser”), and E-mart Inc., a joint stock company (chusik hoesa) incorporated under the laws of Korea (“Purchaser Guarantor”), pursuant to which eBay, Seller, Purchaser and, solely with respect to certain provisions, Purchaser Guarantor, agreed to enter into a fully negotiated and finalized form of Securities Purchase Agreement (the “Purchase Agreement”) upon the Purchaser Guarantor obtaining approval from the Bank of Korea.

Pursuant to and subject to the terms and conditions set forth in the Purchase Agreement, (i) Purchaser will acquire 80.01% of the outstanding equity interests of eBay Korea LLC (“eBay Korea”), a limited liability company incorporated under the laws of Korea and a wholly owned subsidiary of Seller, pursuant to the terms and conditions of the Purchase Agreement, in exchange for KRW 3,440,430,000,000 in cash, subject to certain adjustments specified therein for indebtedness, cash, working capital, transaction expenses and certain transaction taxes, and (ii) Seller will retain 19.99% of the outstanding equity interests of eBay Korea (the “Transaction”). Purchaser Guarantor has agreed to guarantee the obligations of Purchaser under the Purchase Agreement.

Each party’s obligation to consummate the Transaction is subject to certain closing conditions set forth in the Purchase Agreement, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the parties; (ii) performance in all material respects by each of the parties of its covenants and agreements; (iii) the receipt of required regulatory clearance; and (iv) the absence of any law or order from any government entity prohibiting consummation of the Transaction.

The Purchase Agreement contains customary representations, warranties and covenants, including with respect to certain post-closing employee compensation and benefits matters, by each party that are subject to specified exceptions and qualifications set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, the parties will enter into certain ancillary agreements at the closing of the Transaction, including agreements relating to transition services and certain arrangements with respect to eBay’s governance and liquidity rights in eBay Korea.

Cautions Regarding Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Such forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “commit,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “outlook,” “plan,” “project,” “potential,” “should,” “would,” “will” and other similar words or expressions. Such forward-looking statements reflect eBay’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of eBay. The forward-looking statements in this document address a variety of subjects including, for example, the closing of the Transaction and the potential benefits of the Transaction. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the possibility that regulatory and other approvals and conditions to the Transaction are not received or satisfied on a timely basis or at all; the possibility that eBay may not fully realize the projected benefits of the Transaction; changes in the anticipated timing for closing the Transaction; business disruption during the pendency of or following the Transaction; diversion of management time on Transaction-related issues; the reaction of customers and other persons to the Transaction; and other events that could adversely impact the completion of the Transaction, including the ongoing COVID-19 pandemic and other industry or economic conditions outside of our control. In addition, actual results are subject to other risks and uncertainties that relate more broadly to eBay’s overall business, including those more fully described in eBay’s filings with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K for the fiscal year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q. The forward-looking statements in this document speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated June 24, 2021
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: June 24, 2021	/s/ Marc D. Rome
Name: Marc D. Rome
Title: Vice President & Deputy General Counsel, Corporate & Assistant Secretary

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